SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2008

WASHINGTON MUTUAL, INC.
(Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 461-2000

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On July 21, 2008, the Human Resources Committee of the Board of Directors of Washington Mutual, Inc. (the "Company") determined that, in light of the Company's 2008 financial performance to date, including the impact of mortgage-related loan loss provisions and foreclosed real estate asset expense, the Company's Chief Executive Officer, President and Chief Operating Officer and Chief Financial Officer will not receive annual incentive payments under the Company's 2008 Leadership Bonus Plan.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2008		WASHINGTON MUTUAL, INC.
	By:	/s/ Daryl D. David Daryl D. David Executive Vice President